Exhibit 99.1

Unaudited Pro Forma Condensed Financial Statement of JanOne Inc. as of January 1, 2022 and its Fiscal Year then Ended and as of October 1, 2022, and the Thirty-Nine Weeks then Ended

Introduction

ARCA and Subsidiaries Disposition

On March 19, 2023, JanOne Inc. (“our,” “us,” “we,” or the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with VM7 Corporation, a Delaware corporation (the “Buyer”), under which the Buyer agreed to acquire all of the outstanding equity interests of (a) ARCA Recycling, Inc., a California corporation (“ARCA”), (b) Customer Connexx LLC, a Nevada limited liability company (“Connexx”), and (c) ARCA Canada Inc., a corporation organized under the laws of Ontario, Canada (“ARCA Canada”; and, together with ARCA and Connexx, the “Subsidiaries”). The principal of the Buyer is Virland A. Johnson, our Chief Financial Officer. The sale of all of the outstanding equity interests of the Subsidiaries to the Buyer under the Purchase Agreement (the “Disposition Transaction”) was consummated simultaneously with the execution of the Purchase Agreement. Our Board of Directors unanimously approved the Purchase Agreement and the Disposition Transaction.

The economic aspects of the Disposition Transaction are: (i) we reduced the liabilities on our consolidated balance sheets by approximately $17.6 million (excluding those related to the California Business Fee and Tax Division, as discussed below); (ii) we will receive not less than $24.0 million in aggregate monthly payments from the Buyer, which payments are subject to potential increase due to the Subsidiaries’ future performance; and (iii) during the next five years, we may request that the Buyer prepay aggregate monthly payments in the aggregate amount of $1 million. We also received one thousand dollars for the equity of each of the Subsidiaries at the closing. Each monthly payment is to be the greater of (a) $140,000 (or $100,000 for each January and February during the 15-year payment period) or (b) a monthly percentage-based payment, which is an amount calculated as follows: (i) 5% of the Subsidiaries’ aggregate gross revenues up to $2,000,000 for the relevant month, plus (ii) 4% of the Subsidiaries’ aggregate gross revenues between $2,000,000 and $3,000,000 for the relevant month, plus (iii) 3% of the Subsidiaries aggregate gross revenues over $3,000,000 for the relevant month. The Buyer will receive credit toward the payment of the first monthly payment (March of 2023) for any payments, distributions, or cash dividends paid by any of the Subsidiaries to the Seller on or after March 19, 2023.

Proforma information

The accompanying unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X. The historical consolidated financial information in the unaudited pro forma condensed combined financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the disposition, (2) factually supportable and (3) expected to have a continuing impact on the combined results of the Company.

The unaudited pro forma condensed combined financial information does not give effect to any operating or revenue synergies that may result from the disposition or the costs to achieve any synergies.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the Company's or ARCA and Subsidiary’s financial position or results of operations would have been had the transactions been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company or ARCA and Subsidiaries.

JANONE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JANUARY 1, 2022

(dollars in thousands, except share amounts)

JanOne, Inc. as Reported		JanOne, Inc.		Pro Forma Adjustments	Notes	ARCA Recycling, ARCA Canada, and Connexx	
Assets								
Cash and cash equivalents	$	705	$	631			$	74
Trade and other receivables, net		4,220		(93,979)	93,993	a		4,206
Inventories		1,209		105				1,104
Prepaid expenses and other current assets		1,423		464				959
Total current assets		7,557		(92,779)	93,993			6,343
Property and equipment, net		2,113		5				2,108
Right of use asset - operating leases		3,671		—				3,671
Intangible assets, net		268		4				264
Deposits and other assets		1,556		1,343				213
Total assets	$	15,165	$	(91,427)	$ 93,993		$	12,599
Liabilities and Stockholders' Equity								
Liabilities:								
Accounts payable	$	5,266	$	1,880			$	3,386
Accrued liabilities - other		5,232		1,450				3,782
Accrued liabilities - California sales taxes		6,022		—				6,022
Lease obligation short term - operating leases		1,304		—				1,304
Short term debt		288		288				—
Current portion of note payable		261		—				261
Related party note		1,000		—				1,000
Total current liabilities		19,373		3,618	—			15,755
Lease obligation long term - operating leases		2,470		—				2,470
Notes payable - long-term portion		1,318		—				1,318
Other non-current liabilities		680		680				—
Total liabilities		23,841		4,298	—			19,543
Commitments and contingencies								
Stockholders' equity (deficit):								
Preferred stock, series A-1 - par value $0.001 per share 2,000,000 authorized, 238,729 and 259,729 shares issued and outstanding at January 1, 2022 and January 2, 2021, respectively		—		—				—
Common stock, par value $0.001 per share, 200,000,000 shares authorized, 2,827,410 and 1,829,982 shares issued and outstanding at January 1, 2022 and at January 2, 2021, respectively		2		(5,605)				5,607
Additional paid in capital		45,743		21,247				24,496
Distributions		—		—	93,993	a		(93,993)
Accumulated deficit		(53,804)		(111,345)				57,541
Accumulated other comprehensive loss		(617)		(22)				(595)
Total stockholders' equity (deficit)	$	(8,676)	$	(95,725)	$ 93,993		$	(6,944)
Total liabilities and stockholders' equity (deficit)	$	15,165	$	(91,427)	$ 93,993		$	12,599

a Elimination of intercompany accounts

JANONE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED JANUARY 1, 2022

(dollars in thousands, except share and per share amounts)

JanOne	ARCA Recycling, ARCA Canada, and Connexx	JanOne, Inc. as Reported
Revenues	$ —	$ 40,022	$ 40,022
Cost of revenues	—	31,154	31,154
Gross profit	—	8,868	8,868
Operating expenses:			
Sales, general and administrative expenses	7,644	8,213	15,857
Impairment charges	9,786	—	9,786
Total operating expenses	17,430	8,213	25,643
Operating income (loss)	(17,430)	655	(16,775)
Other income (expense):			
Gain on debt settlement	227	1,645	1,872
Interest income (expense), net	7	(780)	(773)
Loss on litigation settlement	(1,950)	—	(1,950)
Gain on settlement of vendor advance payments	—	952	952
Other income (expense)	2,684	(2,624)	60
Total other income (expense), net	968	(807)	161
Loss before provision for income taxes	(16,462)	(152)	(16,614)
Provision for income taxes	—	273	273
Net loss	$ (16,462)	$ (425)	$ (16,887)
Loss per share:			
Basic	$ (6.19)	$ (0.16)	$ (6.35)
Diluted	$ (6.19)	$ (0.16)	$ (6.35)
Weighted average common shares outstanding:			
Basic	2,658,686	2,658,686	2,658,686
Diluted	2,658,686	2,658,686	2,658,686

JANONE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF OCTOBER 1, 2022

(dollars in thousands, except share amounts)

JanOne, Inc. as Reported	JanOne, Inc.	Pro Forma Adjustments	Notes	ARCA Recycling, ARCA Canada, and Connexx
Assets					
Cash and cash equivalents	$ 868	$ 448			$ 420
Trade and other receivables, net	6,834	(91,641)	92,009	a	6,466
Inventories	415	—			415
Prepaid expenses and other current assets	1,248	537			711
Total current assets	9,365	(90,656)	92,009		8,012
Property and equipment, net	2,656	1			2,655
Right of use asset - operating leases	5,733	—			5,733
Intangible assets, net	328	4			324
Note receivable, net	11,345	11,345			—
Marketable securities	300	300			—
Deposits and other assets	1,577	1,330			247
Total assets	$ 31,304	$ (77,676)	$ 92,009		$ 16,971
Liabilities and Stockholders' Equity					
Liabilities:					
Accounts payable	$ 6,065	$ 1,800			$ 4,265
Accrued liabilities - other	5,575	926			4,649
Accrued liabilities - California sales taxes	6,202	—			6,202
Lease obligation short term - operating leases	1,711	—			1,711
Short term debt	3,657	—			3,657
Current portion of note payable	406	406			—
Current portion of related party note payable	228	—			228
Total current liabilities	23,844	3,132	—		20,712
Lease obligation long term - operating leases	4,179	—			4,179
Notes payable - long-tem portion	1,425	—			1,425
Long-term portion of related party note payable	665	—			665
Other non-current liabilities	46	46			—
Total liabilities	30,159	3,178	—		26,981
Commitments and contingencies					
Stockholders' equity (deficit):					
Preferred stock, series A-1 - par value $0.001 per share 2,000,000 authorized, 228,588 and 238,729 shares issued and outstanding at October 1, 2022 and January 1, 2022, respectively	—	—			—
Common stock, par value $0.001 per share, 200,000,000 shares authorized, 3,150,230 and 2,827,410 shares issued and outstanding at Ocotober 1, 2022 and at January 1, 2022, respectively	3	(5,427)			5,430
Additional paid in capital	45,747	21,252			24,495
Distributions	—	—	92,009	a	(92,009)
Accumulated deficit	(43,988)	(96,657)			52,669
Accumulated other comprehensive loss	(617)	(22)			(595)
Total stockholders' equity (deficit)	$ 1,145	$ (80,854)	$ 92,009		$ (10,010)
Total liabilities and stockholders' equity (deficit)	$ 31,304	$ (77,676)	$ 92,009		$ 16,971

a Elimination of intercompany accounts

JANONE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THIRTY-NINE WEEKS ENDED OCTOBER 1, 2022

(dollars in thousands, except share and per share amounts)

JanOne	ARCA Recycling, ARCA Canada, and Connexx	JanOne, Inc. as Reported
Revenues	$ —	$ 28,449	$ 28,449
Cost of revenues	—	23,913	23,913
Gross profit	—	4,536	4,536
Operating expenses:			
Sales, general and administrative expenses	1,958	6,753	8,711
Gain on sale of GeoTraq	(12,091)	—	(12,091)
Total operating expenses	(10,133)	6,753	(3,380)
Operating income (loss)	10,133	(2,217)	7,916
Other income (expense):			
Interest income (expense), net	445	(699)	(254)
Gain (loss) on litigation settlement, net	1,950	(115)	1,835
Gain on reversal of contingency loss	637	—	637
Unrealized loss on marketable securities	(646)	—	(646)
Other income (expense)	2,193	(1,834)	359
Total other income (expense), net	4,579	(2,648)	1,931
Income (loss) before provision for income taxes	14,712	(4,865)	9,847
Provision for income taxes	23	—	23
Net income (loss)	$ 14,689	$ (4,865)	$ 9,824
Earnings (loss) per share:			
Basic	$ 4.66	$ (1.54)	$ 3.12
Diluted	$ 4.20	$ (1.39)	$ 2.81
Weighted average common shares outstanding:			
Basic	3,150,230	3,150,230	3,150,230
Diluted	3,496,003	3,496,003	3,496,003